UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES ACT OF 1934

Date of Report (date of earliest event reported):  May 18, 2004

                                  IGI, INC.
           (Exact name of registrant as specified in its charter)

            DELAWARE                  1-08568              01-0355758
(State or other jurisdiction of     (Commission          (IRS Employer
 incorporation or organization)     File Number)     Identification Number)

           105 LINCOLN AVENUE                                08310
           BUENA, NEW JERSEY
(Address of principal executive offices)                   (Zip Code)

                               (856) 697-1441
            (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                             Yes [X]      No [ ]

          SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

      Statements in this Current Report on Form 8-K concerning the resignation of IGI, Inc.'s principal independent accountant, KPMG LLP, and any other statements set forth herein, as well as the documents referred to in this Report, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, without limitation, IGI's ability to realize anticipated benefits and opportunities and to implement successfully proposed strategies; competitive pressures; and the other factors described in IGI's Annual Report on Form 10-K for the year ended December 31, 2003, which factors are incorporated herein by reference. The Company cautions readers to consider carefully these and other such factors. Further, such forward-looking statements speak only as of the date on which such statements are made. The Company disclaims any intention or obligation to update forward-looking statements as a result of developments occurring after the date of this document.

      The Company's Web site address is www.askigi.com. References, if any, in this Current Report on Form 8-K and the exhibits hereto, if any, to www.askigi.com, any variations thereof or any other uniform resource locator, or URL, are inactive textual references only. The information on the Company's Web site or at any other URL is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part of this document.


Item 4.  Change in Registrant's Certifying Accountant.
         ---------------------------------------------

      By letter dated May 18, 2004, KPMG LLP ("KPMG") notified IGI, Inc. (the "Company") of its resignation as the Company's principal independent accountant.

      KPMG's audit reports on the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report for the fiscal year ended December 31, 2003 included an explanatory paragraph with respect to the Company's adoption of Statement of Financial Accounting Standards No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections, relating to the classification of losses from the extinguishment of debt in 2003.

      During the fiscal years ended December 31, 2003 and December 31, 2002, and for the period of January 1, 2004 through May 18, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter thereof in connection with their reports on the financial statements for such periods.

      The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether they agree with the foregoing statements. A copy of such letter, dated May 21, 2004, is filed as Exhibit 16.1 to this Form 8-K.

      The Company has not yet engaged a new principal independent accountant.


                                  SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       IGI, Inc.


                                       By:  /s/Frank Gerardi
                                            -------------------------------
                                            Frank Gerardi
                                            Chief Executive Officer &
                                            Chairman

Dated: May 21, 2004